Exhibit 99

SG Cowen Health Care Conference March 11, 2004 Laurie Brlas Senior Vice President and CFO

Forward-Looking Statements

Except for historical information discussed, today’s presentation includes forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. Some of the factors which could cause actual results to materially differ from those anticipated by the forward-looking statements are set forth in the Company’s latest SEC Filings on Forms 10-K and 10-Q and in its earnings release dated January 22, 2004. Further, these forward-looking statements speak only as of this date March 11, 2004. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

STERIS’s Path to Growth

REORGANIZATION ACQUISITIONS INITIAL GROWTH

STERIS 2000

STERIS Today Leader in Technologies to Control Infection and Contamination Positioned For Growth

STERIS 1995

1987 Start up

Sales by Business Segment Fiscal Year Ended March 31, 2003 (Dollars in millions)

HEALTHCARE ($697)

LIFE SCIENCES ($195)

72%

20%

8%

STERIS ISOMEDIX SERVICES ($79)

Surgical Support Sterile Processing Applied Infection Control Pharmaceutical Production Research Defense and Industrial

Key Industries Served HEALTHCARE > > > LIFE SCIENCES > > >

STERIS ISOMEDIX SERVICES (CONTRACT STERILIZATION)

Investment Considerations

A technology leader Diversified and recurring revenue stream Strong competitive positions Strong financial and operating platform Improving market dynamics

Investment Considerations > > > > >

A Technology Leader

Broad based technologies…

Washing Systems

Surface Cleaning Chemistries

Skin Care

Sterilization

(r)

VHP

Steam Sterilization

EtO Sterilization

Peracetic Acid Sterilization

Gamma

Delivered through capital equipment chemistries and services…

Make STERIS a leader

and Services…

Diversified and Recurring Revenue Stream Consumables…

Capital equipment drives…

for a variety solution

52% of fiscal 2003 revenues were higher margin, recurring consumables and services

Strong Competitive Positions

• Leading supplier of sterilization and surgical support products to U.S. healthcare facilities

Leading position in contract sterilization for medical technology manufacturers and other industries

Leading supplier of equipment and chemistries to biopharmaceutical companies for research and production facilities

STERIS has the broadest range of infection control technologies, products and

Services in the world

STERIS has the unique capability to offer custom solutions to a variety of industries

A Strong Financial and Operating Platform > > > >

Consistent revenue and earnings growth

Low level of debt

Strong free cash flow

Efficient operations

Improving Market Dynamics

• Aging population is driving demand for healthcare services and pharmaceuticals Increased spending by hospitals is leading to expansion and upgrading of facilities Ongoing investment in drug production is driving manufacturing capacity and research facilities

Global awareness of infection control is growing

Strategic Direction

Sources of Growth

Earnings Power

EXTERNAL Improving market dynamics and growing awareness of the need for infection control

INTERNAL Strategic Actions to Drive Growth and Financials

Our Growth Strategy > > > > >

Enhance our revenue stream by continuing to diversify by product, service, market and geography

Increase recurring revenues

Leverage our channel

Introduce new technologies

Adapt our technologies

Expand internationally

Increase Recurring Revenues

• Large revenue opportunity in our own installed base

Capture consumable opportunity

Aggressively grow service

New capital equipment products will have an associated proprietary consumable

Greater penetration of chemistries in Life Sciences

Chemistry in Life Sciences New One Solution RTU >

• Ready-to-Use chemistry designed to replace concentrate chemistries that require dilution and transfer

• Eliminates processing steps and contamination risk

• Reduces labor cost

• Expands STERIS’s chemistry offering in Life Sciences >

Leverage Our Channel in Healthcare

• Presence in every U.S. hospital

• Sales force of 250 people

• Service force of 1,000 >

• New products, alliances, acquisitions

> >

Introduce New Technologies

• R&D spending to approximate $30 million in fiscal 2004

• Focused new product development effort

Areas of focus include projects for new industries and new sterilization technologies

• VHP (r) technology advancement into new product uses

• Prion Decontamination

Segmented sterile processing offering

Key new products for general infection control and surgical support

New Product – Reliance (r) Endoscope Processing System

Submitted to FDA for 510k Approval Available for sale in Europe Registration pending in Canada and Australia STERIS’ first high level disinfection system for flexible endoscopes in GI Suite

Can process two instruments simultaneously Addresses key market needs in GI suite Integrated capital and proprietary consumable

Adapt Our Technologies

CURRENT Exploring new applications related to Anthrax contamination Joint research on defense applications for biological and chemical warfare Joint research in space applications

FUTURE POSSIBILITIES

Transportation Hotel and building decontamination Food and beverage packaging Medical Device Sterilization

Adapt Our Technologies Key Application

Decontamination of State Department building SA32 mail processing facility. Used STERIS proprietary technology, equipment and expertise

First validated process for treating anthrax contaminated buildings

International Expansion Opportunities

Third Quarter Fiscal 2004

REVENUE MIX BY GEOGRAPHY

United States 78% International 22%

Market size is equivalent to U.S. Focused on key European markets

Acquisitions to play strategic role Leading-edge technologies

Recent Results and Outlook

Net Quarterly Revenues dollars in millions

$300 $250 $200 $150 $100 $50

12% Growth in Fiscal 2004 Third Quarter

4th Qtr

FY2004

3rd Qtr

FY2003

2nd Qtr FY2002

FY2001

1st Qtr

Quarterly Diluted Earnings Per Share

$ 0.40 $ 0.35 $ 0.30 $ 0.25 $ 0.20 $ 0.15 $ 0.10 $ 0.05 $ 0.00

26% Growth in Fiscal 2004

Third Quarter

4th Qtr

FY2004 of $0.24 per share

3rd Qtr FY2003 2nd Qtr FY2002

FY2001

1st Qtr A charge in the fourth quarter of fiscal 2001 resulted in a loss

*

Outlook

Fiscal 2004 ending March 31, 2004

Approximately 12% revenue growth Earnings approximately $1.33 to $1.35 per diluted share

Fiscal 2005 ending March 31, 2005

Approximately 9% Revenue Growth Earnings approximately $1.50 per diluted share

Summary

A technology leader with strong competitive positions

Diversified and recurring revenue stream Improving market dynamics Financial flexibility Bright future